UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
December 19, 2007

Rite Aid Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 Hunter Lane, Camp Hill, Pennsylvania 17011
(Address of principal executive offices, including zip code)

(717) 761-2633
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On, and effective as of, December 19, 2007, the Board of Directors of Rite Aid Corporation (the "Corporation") adopted an amendment to Sections 1, 3 and 4 of Article V of the Amended and Restated By-Laws of the Corporation (the "By-Laws") to clarify the Corporation's ability to issue uncertificated shares, pursuant to the New York Stock Exchange rules that require listed companies to become eligible to participate in the Direct Registration System (or “DRS”) by January 1, 2008.

A copy of the amendment to Sections 1, 3 and 4 of Article V of the By-Laws is attached as Exhibit 3.1 hereto.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Amendment to Sections 1, 3 and 4 of Article V of the Amended and Restated By-Laws of Rite Aid Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2007

By:	/s/ Robert B. Sari
	Name:	Robert B. Sari
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amendment to Sections 1, 3 and 4 of Article V of the Amended and Restated By-Laws of Rite Aid Corporation